Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement              [  ] Confidential, for
                                                    use of the Commission only
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                               JUNIPER GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                               JUNIPER GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)      Title of each class of securities to which transaction applies:
    (2)      Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
    (4)      Proposed maximum aggregate value of transaction:
    (5)      Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid: $______________
    (2)  Form, Schedule or Registration Statement No.: _________________
    (3)  Filing Party: _________________
    (4)  Date Filed: __________________


__________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 PROXY STATEMENT

                               JUNIPER GROUP, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on December 30, 1998

To the Shareholders of Juniper Group, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Juniper Group, Inc., a Nevada corporation (the "Company"), will be held on December 30, 1998, at the law offices of Snow Becker Krauss, P.C., at 605 third Avenue, New York, New York 10158, at 10:00 a.m., for the following purposes:

1. To elect a Board of Directors consisting of three (3) persons to serve for a term of one year and until their successors are duly elected and qualified.

2.   To approve the Company's 1998 Stock Option Plan.

3. To approve a proposed amendment to the Certificate of Incorporation of the Company to increase the authorized Common Stock of the Company from 6,000,000 shares to 75,000,000 shares.

4. To ratify the appointment of Goldstein & Ganz, P.C., as the Company's independent public accountants for the year ending December 31, 1997.

5. To consider a share owner's proposal described in the accompanying Proxy Statement.

6. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only Shareholders of record at the close of business on December 17, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                            By Order of the Board of Directors,


                               Yvonne T. Paultre,
                               Secretary

Great Neck, New York
December 18, 1998


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                               Juniper Group, Inc.
                               111 Great Neck Road
                           Great Neck, New York 11021

                                 PROXY STATEMENT

     The Board of Directors of Juniper Group, Inc. (the "Company") presents this Proxy Statement to all holders of the Company's Common Stock, $.001 par value ("Common Stock"), and solicits their proxies for the Annual Meeting of Shareholders to be held on December 30, 1998. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted FOR the named nominees for election to the Company's Board of Directors and FOR the adoption of each of Proposals 2, 3, 4 and 5 herein, as applicable.

     The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed on or about December 18, 1998.

     The total number of shares of Common Stock of the Company outstanding as of December 17, 1998 was 2,255,142 and the total number of shares of 12% Non-Voting Convertible Redeemable Preferred Stock ("Preferred Stock") outstanding as of December 17, 1998 was 235,900. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock is entitled to one vote. Holders of shares of Preferred Stock ("Preferred Shareholders") are not entitled to vote on matters submitted to Shareholders except on those matters affecting the rights of Preferred Shareholders, in which case they vote separately as a class. Only holders of record as of the close of business on December 17, 1998 will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote by Shareholders holding a majority of the votes cast at the Annual Meeting is required for approval of the Company's 1998 Stock Option Plan, for the ratification of Goldstein & Ganz P.C., as the Company's independent public accountants and for the proposal of a share owner to cause the Board of Directors to seek a replacement for the Company's chief executive officer. The affirmative vote by Shareholders holding a majority of the outstanding shares of Common Stock entitled to vote is required for the amendment of the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 6,000,000 to 75,000,000. Shares represented by proxies which are marked "abstain" and proxies which are marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

     A list of Shareholders entitled to vote at the Annual Meeting will be available at the Company's office, 111 Great Neck Road, Great Neck, New York, for a period of ten (10) days prior to the Annual Meeting for examination by any Shareholder.

PROPOSAL 1

                             ELECTION OF DIRECTORS


     The Company's Board of Directors will consist of three persons. Peter W. Feldman will not be standing for re-election. All of the other of the Company's Directors are standing for re-election, each to serve for a term of one year or until their successors have been elected and qualified. It is intended that the accompanying form of Proxy will be voted for the election of the nominees for Director, unless the Proxy contains contrary instructions. Proxies which abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

     Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

     The persons listed in the table below are all currently serving as Directors or executive officers of the Company or its subsidiaries.

         Name                      Age           Position with the Company

Vlado Paul Hreljanovic              51           Chairman of the Board of
                                                 Directors, President and
                                                 Chief Executive Officer

Harold A. Horowitz                  48           Director

Peter W. Feldman                    54           Director

Marvin Rostolder                    56           Director

Yvonne Paultre                      60           Secretary

Richard O. Vazquez                  45           President, PartnerCare, Inc.


Directors

     Vlado Paul Hreljanovic has been the Chairman of the Board, President, and Chief Executive Officer of the Company since 1987. He served as a member of the Executive Committee of the New Leadership Division, North Shore University
Hospital NYU Medical School from 1988 through 1996. Mr. Hreljanovic received a Bachelor of Science degree from Fordham University in 1970 and became an accountant with the firm of Peat Marwick Mitchell, now known as KMPG Peat Marwick.

     Harold A. Horowitz has been a Director of the Company since January 1991. Since October 1995, Mr. Horowitz has been Chairman of the Board and Chief Executive Officer of In-Stock Business Forms & Paper Products Ltd. and an independent consultant to various companies. Since January, 1998, Mr. Horowitz has taught economics at Yeshiva University as an adjunct professor. Mr. Horowitz received his law degree in 1976 from Columbia University School of Law and masters degree in economics from Columbia University in 1973. He received his BA degree from Yeshiva University in 1971.

     Marvin Rostolder was elected to the Board of Directors of the Company on May 18, 1998. Mr. Rostolder is the Chairman of the Board of Directors and Chief Executive Officer of JM Marketing, Inc., the licensee of SmallFrye Footwear. He has served in that capacity since March 1998. Mr. Rostolder has served as independent consultant to various companies including MedTech Co., BioImaging Technology, Inc., Amba Sciences, Inc. and T.M. Marketing, Inc. From 1985 through 1998, Mr. Rostolder served in various capacities with North American Transfer Co., a registered Stock Transfer Agent and Registrar. Mr. Rostolder is a graduate of the City University of New York and holds a Masters degree from Long Island University in healthcare administration.

Executive Officers and Significant Employees

     In addition to Vlado Paul Hreljanovic, the Company's Chairman, President, and Chief Executive Officer, the following individuals serve as executive officers of the Company:

     Yvonne T. Paultre has been Secretary of the Company since 1991. Ms. Paultre has supervisory responsibilities for the Company's employees, customer relations, and office policies. She is also responsible for operations of the Company's television syndication area.

     Richard O. Vazquez has been the President of PartnerCare, Inc., the Company's revenue enhancement management subsidiary, since July 1, 1996. Prior to that time, Mr. Vazquez was employed by Multiplan, Inc. since September 1993 as a Vice President for Integrated Networks. Between June 1992 and August 1993, Mr. Vazquez was a National Urban Fellow - Consultant with WNET-TV in New York, while he was pursuing his Masters in Public Administration from Baruch College. From 1981 to 1992, he served as Associate Director (1983-1984) and Associate Executive Director (1984-1992) of Elmhurst Hospital Center in Elmhurst, New York.

Certain  Information  Concerning the Board of Directors and Committees

     Each Director will hold office until the next annual meeting of Shareholders and until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. The Board of Directors of the Company has audit and compensation committees, each consisting of Mr. Feldman and Mr. Horowitz. The Audit Committee held two meetings and the Compensation Committee held two meetings during the year ended December 31, 1997. The Company does not have a nominating committee.

     The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

     The duties of the Compensation Committee are to recommend to the Board remuneration for officers of the Company, to determine the number and issuance of options pursuant to the Company's stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company.

     The Board of Directors held thirty-six meetings during the year ended December 31, 1997. Each member of the Board of Directors attended all of the meetings of the Board and each Committee on which he served either in person or telephonically.

Executive Compensation

Summary Compensation Table

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company during the fiscal years ended December 31, 1995, 1996 and 1997 by the Company's Chief Executive Officer. No other executive officer received total compensation in excess of $100,000.

          Annual Compensation                                                   Long-Term Compensation
          -------------------                                                   ----------------------
                                                                                    Awards                 Payouts
                                                                                    ------                 -------
                                                                                            Securities
                                                                                           Underlying    Long-term
                                                                   Other Annual Restricted  Options/      Incentive     All Other
Name and Principal                                                 Compensation   Stock       SARs      Plan Payouts  Compensation
 Position           Year             Salary            Bonus           ($)      Award(s)($)    (#)          ($)            ($)
 --------           ----             ------            -----          -----     ----------    -----       --------       -------
Vlado Paul          1997              $172,757      $19,500(3)     $52,900(1)
Hreljanovic,        1996              $167,774      $45,931(2)     $56,800(4)
Chairman of the     1995              $163,363          -0-        $45,500(5)        -0-     -0-           -0-           -0-
Board and Chief
Executive Officer


     The Chief Executive Officer did not receive any long term compensation in 1997, 1996, or 1995.

(1) Other compensation for Mr. Hreljanovic in 1997 primarily consisted of, among other things, automobile payments, including lease, maintenance, and insurance, of $30,600 and health and life insurance of $ 22,300.

(2) In 1996, 670,000 shares of the Company's unregistered common stock valued at $45,931, were issued to Mr. Hreljanovic on July 1, 1996 (560,000 shares) and December 24, 1996 (110,000 shares), in recognition of efforts by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(3) In 1997 650,000 shares of the Company's unregistered common stock valued at $19,500, were issued to Mr. Hreljanovic on June 18, 1997 in recognition of efforts by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(4) Other compensation for Mr. Hreljanovic in 1996 was primarily comprised of among other things, automobile payments, including lease, maintenance and insurance of $29,300, and healthcare and life insurance of $27,500.

(5) Other compensation for Mr. Hreljanovic in 1995 was primarily comprised of among other things, automobile payments, including lease, maintenance, and insurance of $25,000, and health and life insurance of $18,600.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY End Option/SAR Values


                                                                       Value of
                                                Number of            Unexercised
                                               Unexercised           In-The-Money
                     Shares                   Options/SARs at        Options/SARs
                     Acquired                   FY-End (#)           at FY-End ($)
                     on Exercise    Value       Exercisable/         Exercisable/
   Name                 (#)       Realized     Unexercisable        Unexercisable (1)
_________           ____________  ________     _____________        _________________
   Vlado Paul
   Hreljanovic           0         $0           5,000/0              $0/$0


     The Company has no long-term incentive plan awards.

     Compensation of Directors. In 1997, Mr. Horowitz, Mr. Feldman and Mr. Rostolder were each issued 200,000 Shares of the Company's unregistered common stock (not reduced to take into account the 50 to 1 reverse stock split), valued at an aggregate of $6,000, in recognition of their efforts on behalf of the Company as Board Members during 1997. Mr. Horowitz received $2,820 as additional compensation as a member of the Board of Directors.

     Non-employee directors are entitled to Five Hundred ($500.00) Dollars for each Board of Directors meeting attended and to reimbursement for their out-of-pocket expenses in attending such meetings.

      Employment Agreements

     Mr. Hreljanovic has an employment agreement with the Company, which expires on February 11, 2005, and provides for his employment as President and Chief Executive Officer of the Company at an annual salary of $150,000, which has been adjusted annually for increases in the Consumer Price Index, and for the lease of an automobile and reimbursement of certain expenses and insurance. Based on the foregoing formula, Mr. Hreljanovic's salary in 1997 was $172,757. Under the employment agreement, Mr. Hreljanovic will receive options to purchase 100,000 shares of Common Stock with respect to the first year in which the Company's Operating Income (as defined therein) is equal to or greater than $100,000 and in each subsequent year in which Operating Income increases by 10% over the previous year's Operating Income; he will also have the right to receive options to purchase 50,000 shares of Common Stock if the gross revenue of any direct or indirect subsidiary of the Company increases by 15% in any fiscal year as compared to the preceding fiscal year. Additionally, Mr. Hreljanovic may receive shares of the Company's Common Stock or options to purchase shares of the Company's Common Stock as determined by the Board based upon his performance. Under the terms of this employment agreement, Mr. Hreljanovic is entitled to receive a cash bonus when the Company's pre-tax profit exceeds $100,000. Additionally, if the employment agreement is terminated by the Company after a change in control (as defined by the agreement), he is entitled to a lump sum cash payment equal to approximately three times his base salary.

Certain Relationships and Related Transactions

     The Company paid rent under two subleases during 1995 and 1994 to companies affiliated with the Chief Executive Officer of the Company. The rents paid and terms under the subleases are the same as those under the affiliate's lease agreements with the landlords. Rent expense for the years ended December 31, 1996, 1995 and 1994 was $95,000, $71,050 and $60,701, respectively. In prior years, the Company made advances to or received advances from one of those companies for working capital requirements. As a result, at December 31, 1997, the balances due to one affiliate was approximately $2,800, and the balance due from the second affiliate was approximately $4,800. Amounts payable under those leases in subsequent years are set forth below:

                            1997            -  $75,000
                            1998            -  $59,936
                            1999            -  $61,962
                            2000            -  $63,988
                            2001 and
                            thereafter      -  $93,027

     As of December 31, 1997 and 1996, the balance due from a company affiliated with the Chief Executive Officer of the Company was $13,805 and $55,025, respectively. This balance is a result of advances made, from time to time, to the affiliated company through December 31, 1992. Based upon the affiliate's inability to repay these amounts, $41,400 of the outstanding balance has been written-off during 1997.

     The Company acquired distribution rights to two films from a Company affiliated with the Chief Executive Officer of the Company for a ten-year license period, which expires on June 5, 2003. The Company is obligated to pay such company producers' fees at the contract rate. Such payments will be charged against earnings. In 1996 and 1997, no payments were made to such company, and no revenue was recognized from such films.

     Throughout 1997, the Company's principal shareholder and officer made loans to, and payments on behalf of the Company and received payments from the Company from time to time. The largest net balance due from the officer was $34,250. The net outstanding balance due to the officer at December 31, 1997, was $68,662.

     One of the Company's directors was a partner in a law firm engaged by the Company as general counsel. As consideration for his efforts on behalf of the Company, the Board Member received 4,000 Shares, valued at $6,000. During 1997, the law firm billed nothing in fees, and at December 31, 1997, the outstanding balance due the firm was approximately $100,000.

     The Company's President and Chief Executive Officer was issued 50,452 shares of common stock, valued at $57,713, (of which, 4,000 shares valued at $6,000, was for services as a member of the Board of Directors). Further, the Company issued 8000 shares valued at $12,000 to other outside directors.

Principal Shareholders

     The following table sets forth, as of December 17, 1998, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of more than five (5%) percent of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock of the Company owned by all Directors of the Company, individually, and by all Directors and executive officers of the Company as a group:

  Name and Address                                Percent of Common
                                 Ownership        Stock Outstanding

Vlado Paul Hreljanovic             340,837             15.2%
111 Great Neck Road
Suite 604
Great Neck, NY 11021

Harold A. Horowitz                  28,000              1.2%
111 Great Neck Road
Suite 604
Great Neck, NY 11021


Peter W. Feldman                    34,650              1.5%
777 Yamato Road
Suite 135
Boca Raton, FL  33134

Marvin Rostolder                      0                   0%
Hoffstat Lane
Sands Point, Port Washington 11050

Bluffdale Corporation             525, 168             23.4%
c/o Harris Organization
P.O. Box 0832-0858
Panama City, Panama

Officers and Directors as a
 group (5 Persons)                 406,177             18.1%

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the period from January 1, 1997 through December 31, 1997, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR ELECTION OF EACH NOMINEE AS A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL THE NOMINEES LISTED IN THE FOREGOING PROPOSAL 1.

PROPOSAL 2

                         APPROVAL OF JUNIPER GROUP, INC.
                             1998 STOCK OPTION PLAN


     The Board of Directors of the Company, subject to the approval of Shareholders, adopted the Juniper Group, Inc. 1998 Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 1,000,000 shares of Common Stock.

General

     The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan (the "1989 Plan"), which presently has 585 shares of the 6,000 shares authorized thereunder available for issuance. The 1989 Plan was previously approved by the Company's Shareholders. The Plan also supplements the Company's 1996 Stock Option Plan (the 1996 Plan), which presently has 100,000 shares of the 100,000 shares authorized thereunder available for issuance. The 1996 Plan was previously approved by the Company's Shareholders. It is the opinion of the Board of Directors that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to provide services on behalf of the Company. The affirmative vote of a majority of the voting securities represented at the meeting, assuming a quorum is present, is required for approval of the Plan.

     The following statements summarize certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 111 Great Neck Road, Great Neck, New York 11021.

     The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under
Section 422(b) of the Code and Stock Appreciation Rights ("SARs"). The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to commence or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock.

Eligibility for Participation

     Under the Plan, ISOs or ISOs in tandem with SARs, subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a)-(e), may be granted, from time to time, to employees of the Company, including officers, but excluding Directors who are not otherwise employees of the Company. ISOs, NQSOs and SARs (collectively, "Options") may be granted from time to time, under the Plan, to employees of the Company, officers, Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company (persons entitled to receive ISOs, NQSOs, and/or SARs are hereinafter referred to as "Participants"). ISOs and ISOs in tandem with SARs may not be granted under the Plan to any person for whom shares first become exercisable under the Plan or any other stock option plan of the Company in any calendar year having an aggregate fair market value (measured at the respective time of grant of such options) in excess of $100,000. Any grant in excess of such amount shall be deemed a grant of a NQSO. Furthermore, the maximum number of Options which can be granted to a Participant in any calendar year is 200,000. To date, the Company has seven employees (one of whom is also a Director), who are eligible for grants of one or more types of Options under the Plan. The Company cannot presently compute the number of non-employees who may be entitled to NQSOs.

Administration

     The Plan is to be administered by the Board of Directors of the Company and/or by a Compensation Committee composed of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934). Any Compensation Committee cannot contain less than two disinterested directors. An interested Director cannot be on such Committee. The Board of Directors or the Committee will have the authority, in its discretion, to determine the persons to whom options shall be granted, the character of such options and the number of shares of Common Stock to be subject to each option. The Board of Directors may administer the Plan with respect to all persons other than employees subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and any Compensation Committee may administer the Plan with respect to employees subject to Rule 16b-3. If the Board establishes such a Committee, it must have administrative power with respect to employees subject to Rule 16b-3. Presently, the Plan will be administered by Harold A. Horowitz and Marvin Rostolder, the Company's two disinterested Directors.

Terms of Options

     The terms of Options granted under the Plan are to be determined by the Board or its Committee. Each Option is to be evidenced by a stock option agreement between the Company and the person to whom such option is granted, and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The Board of Directors or its Committee will determine the time periods during which Options granted under the Plan may be exercised. An Option must be granted within ten (10) years from the date the Plan was adopted or the date the Plan is approved by the Shareholders of the Company, whichever is earlier. Options will be exercisable in whole or in part at any time during the period but will not have an expiration date later than ten (10) years from the date of grant. Unless otherwise provided in any option agreement issued under the Plan, any Option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant, and not less than 20% of the Option shall become exercisable on an aggregate basis by the end of any of the first five years of the Option. The Board of Directors or its Committee may, in its sole discretion, accelerate any such vesting period after the grant thereof. Notwithstanding the above, ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution more than 10% of the Company's Common Stock are subject to the additional restriction that the expiration date shall not be later than five (5) years from the date of grant. An Option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or if permitted by the instrument of grant, with respect to an ISO, or at the discretion of the Board or its Committee with respect to NQSOs, by delivery of Common Stock having a fair market value equal to the Option Price, by delivery of an interest bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code or by a combination of cash, shares of Common Stock and promissory notes. Furthermore, in the case of a NQSO, at the discretion of the Board of Directors or its Committee, the Participant may have the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the withholding amount due.

     (b) Option Price: The option price of an NQSO or an SAR in tandem with an NQSO granted pursuant to the Plan, is determined by the Board of Directors or its Committee, in its sole discretion, subject to any minimum Option Price established from time to time under any state securities law with respect to grants in such state.

     In no event may the option price of an ISO or SAR granted in tandem with an ISO be less than the fair market value on the date of grant. Such fair market value of an ISO shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Shares on the over-the-counter market as reported by NASDAQ, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date. ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution, more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Shares on the date of grant.

     (c)  Termination of Employment or Consulting  Agreement;  Death:  Except as
          provided in the Plan, or otherwise determined by the Board of Directors or its Committee in its sole discretion, upon termination of employment with the Company, or, in the case of a consultant, his consulting agreement, for any reason, a holder of an Option under the Plan may exercise such Option to the extent such Option was exercisable as of the date of termination or at any time within three
          (3) months after the date of such termination. However, unless otherwise determined by the Board of Directors or its Committee in its sole discretion, any Options granted under the Plan shall immediately terminate in the event the optionee is convicted of a felony committed against the Company.

     If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such option may be exercised within twelve months, less one day, of death by a legatee or legatees of such option under such individual's last will or by such individual's estate, to the extent such option was exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may be exercised at any time within six months, less one day, after such holder's termination of employment due to the disability.

     Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised except to the extent that the holder was entitled to exercise the option at the time of termination of employment or death, and in any event it may not be exercised after the original expiration date of the option.

     (d) Nontransferability of Options; No Liens: An option is nontransferable and non-assignable by the optionee, other than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the optionee and only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     The  option  agreement  may  contain  such  other  terms,   provisions  and
conditions not inconsistent with the Plan as may be determined by the Board of Directors or its committee.

Termination; Modification and Amendment

     The Plan (but not options previously granted under the Plan) shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date the Plan is approved by the Shareholders of the Company. No Option will be granted after termination of the Plan.

     The Board of Directors of the Company may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the Plan, as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which options may be granted under the Plan, materially change the standards of eligibility under the Plan, or materially increase the benefits granted participants if such increased benefit would be deemed to create a new plan under Rule 16b-3.

     No termination, modification or amendment of the Plan may adversely affect the terms of any outstanding Options without the consent of the holders of such Options.

Adjustments Upon Changes in Capitalization.

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

     In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board.

Federal Income Tax Consequences.

     The following discussion is only a summary of the principal federal income tax consequences of the Options granted under the Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed.

     Generally,  under  present  law,  when an option  qualifies as an ISO under
Section 422 of the Code (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs after the holder's death or more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under federal and state law. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. Many proposals have been made and legislation passed the House of Representatives to reduce the marginal rate of tax on capital gains. However, to date, no such proposals or legislation have been enacted into law. Furthermore, in the future, the rate of tax on such gains may be increased. No assurance can be given of when, if ever, new tax legislation will be enacted into law, and the effective date of any such legislation.

     In the case of a non-qualified stock option granted under the Plan, no income generally is recognized by the optionee at the time of the grant of the option assuming such non-qualified stock option does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income when the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from non-qualified stock options will constitute compensation for which withholding may be required under federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of a NQSO or SAR would be deemed remuneration. There are certain exceptions including income from the exercise of a NQSO or SAR which the Company may avail itself if the Plan is administered by two directors who are not directly or indirectly employed by the Company and certain other tests are met by the Company. The Company expects to meet such tests. However, no assurance can be given that the Company will be in compliance with such tests at any time that executive officers exercise an NQSO or SAR and their respective remuneration exceeds $1,000,000.

     Shares acquired upon exercise of non-qualified stock options will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is currently greater than the rate of tax on long-term capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash and with respect to SARs granted in tandem with NQSOs, the fair market value of any shares of Common Stock received upon such exercise, and the Company will be entitled to a deduction equal to the same amount. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

New Plan Benefits.

     As of December 17, 1998, no options to purchase shares of Common Stock have been granted or allocated under the Plan. If the Shareholders approve the Plan, the Board of Directors will make grants of options under the Plan pursuant to the terms of Mr. Hreljanovic's employment agreement. See Executive Compensation--Employment Agreements above for a description of Mr. Hreljanovic's rights to receive options under his employment agreement. New York law requires that the grant of options to officers, directors, and employees be approved by the Shareholders. If the Shareholders do not approve the Plan, the Company may not be able to satisfy its obligations under the employment agreements with Messrs. Hreljanovic.

THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THE PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PLAN AS DESCRIBED IN PROPOSAL 2.

PROPOSAL 3

                  AMENDMENT OF CERTIFICATE OF INCORPORATION
                         TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors of the Company has adopted a resolution to amend Article Four of the Company's Certificate of Incorporation as set forth in Exhibit B to this Proxy Statement to authorize the Company to issue 75,000,000 shares of Common Stock.

     The Company is presently authorized to issue 6,000,000 shares of Common Stock, $.001 par value per share, and 875,000 shares of Preferred Stock, par value $.10 per share. As of December 17, 1998, of the 6,000,000 shares of Common Stock authorized, 2,174,824 shares were issued and outstanding, leaving a balance of 3,825,176 shares of Common Stock available for issuance by the Company. As of December 17, 1998, 235,900 shares of 12% Non-Voting Convertible Redeemable Preferred Stock, $.10 par value, were outstanding, which are convertible into 9,436 shares of Common Stock. The Company's Preferred Stock has no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

     The additional shares of Common Stock would be available for dividends with respect to the Company's Preferred Stock and for other stock dividends or splits should the Board decide that it would be desirable, in light of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the shares of Common Stock of the Company. Additional shares of Common Stock would also provide needed flexibility for future financial and capital requirements so that proper advantage could be taken of propitious market conditions and possible business acquisitions. Additional shares would be available for issuance for these and other purposes, which may include employee benefit programs, subject to the laws of the State of New York, at the discretion of the Board of Directors of the Company without, in most cases, the delays and expenses attendant to obtaining further Shareholder approval. To the extent required by Nevada law, Shareholder approval will be solicited in the event shares of Common Stock are to be issued in connection with a merger. The Company may seek other acquisitions through the issuance of securities.

THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS AMENDMENT TO THE
COMPANY'S CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 3.

PROPOSAL 4

                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Goldstein & Ganz, P.C. have been independent auditors of the Company's accountants since 1990. They have no financial interest, either direct or indirect, in the Company. Selection of auditors is made by the Audit Committee and is approved by the entire Board of Directors subject to Shareholder approval. A representative of Goldstein & Ganz, P.C. is expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Shareholders.

THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF GOLDSTEIN & GANZ, P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTS. MANAGEMENT RECOMMENDS AND URGES YOU TO VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL 5

MOTION OF SHAREHOLDER TO CAUSE THE BOARD OF DIRECTORS TO SEEK A REPLACEMENT FOR
                     THE COMPANY'S CHIEF EXECUTIVE OFFICER.

     A share owner of the Company, Donald Raphael, who meets the requirements of Rule 14a-8 of the SEC's rules and regulations promulgated under the Securities Exchange Act of 1934, requested that the following proposal be submitted for shareholder approval:

     "The Board of Directors shall search for a new chief executive officer to replace Vlado Paul Hreljanovic."

     Dr. Raphael submitted the following statement in support of his proposal:

     "Despite his best efforts, Mr. Hreljanovic has failed to move Juniper forward. Under his leadership, the stock has gone from $5.50 per share to the current split adjusted price of about $0.02 per share. While his honorable work is appreciated, new leadership is desperately needed."

     The Company makes no representations as to the accuracy of the factual statements made in Dr. Raphael's statement nor is it aware of the basis for the price quotes used.

THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ADOPTION OF THE SHARE OWNER'S PROPOSAL. MANAGEMENT RECOMMENDS AND URGES YOU TO VOTE "AGAINST" THE PROPOSAL.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements for the two years ended December 31, 1997, and the Company's unaudited financial statements for the quarter ended September 31, 1998, are being furnished to Shareholders with this Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares of Common Stock represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              SHAREHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming meeting of the Shareholders of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Nevada law to present his proposal for action, and (d) timely submits his proposal. A proposal to be included in the Proxy Statement or Proxy for the Company's next Annual Meeting of Shareholders, will be timely submitted only if the proposal has been received at the Company's principal executive office no later than September 1, 1999. If the date of such Annual Meeting is changed by more than 30 calendar days from the date such Annual Meeting is scheduled to be held under the Company's By-laws, or if the proposal is to be presented at any meeting other than the next annual meeting of Shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.


                       BY ORDER OF THE BOARD OF DIRECTORS

Great Neck, New York                        Yvonne T. Paultre
December 18, 1998                           Secretary


     Copies of the Company's 1997 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange
Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Yvonne T. Paultre, the Company's Secretary, Juniper Group, Inc., 111 Great Neck Road, Great Neck, New York 11021.

                                                                 Exhibit A
                                                                 ---------

                              JUNIPER GROUP, INC.
                             1998 STOCK OPTION PLAN

1.  Purposes.

     The JUNIPER GROUP, INC. 1998 STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of Juniper Group, Inc. (the "Company") and/or any subsidiary or parent thereof with an added incentive to commence and/or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively the "Options"). The vesting of one or more Options granted hereunder may be based on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, parent and/or division of one or more of the above.

2.  Shares Subject to the Plan.

     The total number of shares of Common Stock of the Company, $.001 par value per share, that may be subject to Options granted under the Plan shall be one million (1,000,000) in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

     ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs and SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4.  Administration of the Plan.

     (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a Stock Option Committee (the "Committee") which shall be comprised of solely of at least two Outside Directors (as such term is defined in regulations promulgated from time to time with respect to Section 162(m)(4)(C)(i) of the Code) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs, NQSOs, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act, the Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act and Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

5.  Terms of Options.

     Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the Nasdaq Stock Market, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion, but in no event less than 85% of the fair market value per share of the shares of Common Stock at the time of grant.

     (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) An SAR may be exercised at any time during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

     (f) An Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no event may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) become exercisable at a rate less than the period required in order to be in compliance with the requirements of state blue sky laws. The Board of Directors or the Committee, if applicable, shall, in the event it so elects in its sole discretion, set one or more performance standards with respect to one or more Options upon which vesting is conditioned (which performance standards may vary among the Options).

     (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof, or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. To the extent allowed by applicable Federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

     (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (i) All ISOs or SARs in tandem with ISOs granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder. The Board or the Committee, in its sole discretion, shall determine whether an Option other than an ISO or SAR in tandem with an ISO shall be transferable. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

     (k) Notwithstanding anything contained herein to the contrary, an SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

     (l) In no event shall an employee be granted Options for more than 160,000 shares of Common Stock during any calendar year period; provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in Section 8 herein.

6.  Death or Termination of Employment/Consulting Relationship.

     (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company for any reason or termination of a consulting relationship with the Company prior to the termination of the term thereof, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three
(3) months after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph 6. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is terminated as a result of performing services for the Company in bad faith or has been convicted of a felony committed against the Company, and the other provisions of this Section 6 shall not be applicable thereto.

     (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or while providing consulting services to the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment/consulting, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months less one day after such holder's termination of employment due to the disability.

     (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option. Notwithstanding anything contained herein which may be to the contrary, such termination or death prior to vesting shall, unless otherwise determined by the Board of Directors or Committee, in its sole discretion, be deemed to occur at a time the holder was not entitled to exercise the Option.

     (e) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one Option shall not infer that any Option is or to be accelerated.

7.  Leave of Absence.

     For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.  Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in
(b) below, the sale of substantially all the assets of the Company for other than stock and/or securities, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any Option granted under the Plan, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

     (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9. Further Conditions of Exercise.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

     (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10.  Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (c) The Board of  Directors  of the Company  may at any time,  prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.  Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12.  Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13.  Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

                                                             Exhibit B

     PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                           AUTHORIZED SHARES OF COMMON
                          STOCK, $.001 PAR VALUE, FROM
                      6,000,000 SHARES TO 75,000,000 SHARES

     The first paragraph of Article FOURTH of the Company's Certificate of Incorporation will be amended in its entirety to read as follows:

FOURTH: The aggregate number of shares that the Corporation shall have authority to issue (i) seventy-five million (75,000,000) shares of common stock, each of which shall have a par value of $.001, all of which are of the same class, and the aggregate par value of which shall be $75,000, and (ii) eight hundred seventy-five thousand (875,000) shares of preferred stock, each of which shall have a par value of $.10 per share and the aggregate par value of which shall be $87,500.